UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2006


                                   MoSys, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-32929
                            (Commission File Number)

        Delaware                                                  77-0291941
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             755 N. Mathilda Avenue
                           Sunnyvale, California 94085
             (Address of principal executive offices, with zip code)

                                 (408) 731-1800
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 2, 2006, MoSys, Inc. issued a press release announcing its financial results for the second fiscal quarter ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude the statement of operation effects of stock-based compensation. The Company has applied the modified prospective method of adoption of SFAS123R, under which the effects of SFAS123R are reflected in the Company's GAAP financial statement presentations for and after the first quarter of 2006, but are not reflected in the results for prior periods. Management of the Company primarily reviews gross margin, operating expenses (research and development and sales, general and administrative), operating income (loss), net income (loss) and net income (loss) per share exclusive of share-based compensation for planning and forecasting future periods. Because management reviews these financial measures calculated without taking into account these items, these financial measures are treated as "non-GAAP financial measures" under Securities and Exchange Commission rules. Management uses the non-GAAP financial measures for internal managerial purposes, to evaluate the Company's performance over comparable periods, and to compare the Company's results to those of other companies in its sector. In addition, management cites these measures when publicly disclosing forward-looking statements about expected future results of operations.

Management and the Board of Directors will continue to compare the Company's historical consolidated results of operations (revenue, gross margin, research and development, selling, general and administrative expenses, operating loss as well as net income (loss) and net income (loss) per share), excluding share-based compensation to assess the business and compare operating results to the Company's performance objectives. For example, the Company's budgeting and planning process utilizes these non-GAAP financial measures, along with other types of financial information. Also, profit-dependent cash incentive pay to eligible employees, including senior management, is calculated with reference to operating results excluding all share-based compensation. The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company's performance and to identify the Company's operating results for investors on the same basis applied by management. With the recent adoption of SFAS123R, the Company believes that these non-GAAP financial measures can increase investors' understanding of the impact of stock-based compensation expense and other adjustments associated with the application of SFAS123R and relate them to prior periods.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release attached as Exhibit 99.1.

Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the Company's compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Management believes these expenses are a material part of the Company's operating results.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by MoSys, Inc., whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                     Description
================================================================================
99.1            Press Release issued August 2, 2006.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MOSYS, INC.



Date: August 2, 2006            By:    /s/ James R. Pekarsky
                                    --------------------------------------------
                                    James R. Pekarsky
                                    Vice President of Finance and Administration
                                    Chief Financial Officer











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                                  EXHIBIT INDEX
                                  =============

                            Exhibit No. Description

Exhibit No.                     Description
================================================================================
99.1            Press Release issued August 2, 2006.